UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2007

COMMONCACHE, INC.

(Exact name of registrant as specified in its charter)

Florida	333-70868	65-1129569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18851 NE 29th Avenue, 7th Floor, Aventura, FL 33180

(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (305) 749-3166

3692 Terrapin Lane #1612, Coral Springs, FL  33067

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications  pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|  Pre-commencement communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|  Pre-commencement communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Commoncache, Inc. ("the Company") is filing this Amendment No. 1 to its Current Report on Form 8-K to (i) include the audited financial statements of Freecom, LLC required by Item 9.01(a), (ii) update and revise the Freecom, LLC Results of Operations that were included in the Management’s Discussion and Analysis set forth in Item 2, and (iii) include Exhibits 10.2 and 10.3 required by Item 9.01(c), which exhibits had been inadvertently excluded from the electronic filing of the Form 8-K that was made on October 4, 2007.

Item 2. Completion of Acquisition or Disposition of Assets

FREECOM, LLC RESULTS OF OPERATIONS

This discussion should be read in conjunction with our financial statements included elsewhere in this report. FreeCom, LLC was organized on February 21, 2007, and has a fiscal operating year of December 31.

Revenues:

During the period from inception through June 30, 2007 we generated $5,553 in net commission revenue.

General and administrative:

Total Expenses:

Total expenses from inception through June 30, 2007 were $45,701.

Net Income (Loss):

Net losses from inception through June 30, 2007 were $40,170.

Liquidity and Capital Resources:

For purposes of reporting cash flows, cash includes demand deposits, time deposits, and short-term cash equivalents with original maturities of three months or less.  At June 30, 2007, FreeCom had cash of $6,709 and no cash equivalents.

Off Balance Sheet Arrangements:

We do not have any off balance sheet arrangements as of June 30, 2007 or as of the date of this report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Report of Independent Public Accounting Firm

FreeCom LLC Balance Sheet as of June 30, 2007

FreeCom LLC Statement of Operations for the Period Ended June 30, 2007

FreeCom LLC Statement of Changes in Members Equity for the Period Ended June 30, 2007

FreeCom LLC Statement of Cash Flows for the Period Ended June 30, 2007

FreeCom LLC Notes to Financial Statements

(c) Exhibits

10.1	Share Purchase Agreement by and among Commoncache, FreeCom, and the FreeCom Interestholders, dated September 28, 2007(1)

10.2	Distributor Agreement, by and between FreeCom and CelTrek, dated April 2, 2007, and Addendum to Agreement dated May 22, 2007

10.3	Amendment, dated June 26, 2007, to Distributor Agreement dated April 2, 2007, between FreeCom and CelTrek.

14.1	Code of Ethics(1)

(1) previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONCACHE, INC.

October 11, 2007	By:	/s/ Yakov Sarousi
Name Yakov Sarousi
Title President and Chief Executive Officer

FREECOM, LLC

FINANCIAL STATEMENTS
June 30, 2007

Table of Contents

Report of Independent Registered Public Accounting Firm	F – 2

Balance Sheet	F – 3

Statement of Operations .…………………………………………………..	F – 4

Statement of Changes in Members Equity....................................	F – 5

Statement of Cash Flows ………………………………………………..…	F – 6

Notes to Financial Statements	F – 7– 13

Report of Independent Registered Public Accounting Firm

To The Shareholders and Board of Directors of
FreeCom, LLC

We have audited the accompanying balance sheet of FreeCom, LLC as of June 30, 2007 and the related statement of operations, changes in members’ equity and cash flows for the period of February 21, 2007 (inception) through June 30, 2007.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FreeCom, LLC as of June 30, 2007, and the results of its operations and its cash flows for the period of February 21, 2007 (inception) through June 30, 2007 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that FreeCom, LLC will continue as a going concern.  As discussed in Note A to the financial statements, FreeCom, LLC has suffered losses from operations, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans regarding those matters also are described in Note A.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Jewett, Schwartz, Wolfe & Associates

Hollywood, Florida
October 10, 2007

FREECOM, LLC
BALANCE SHEET
June 30, 2007
(audited)

ASSETS

CURRENT ASSETS
Cash	$6,709
Prepaid expenses	50,000
TOTAL CURRENT ASSETS	56,709

FIXED ASSETS, net	10,523

OTHER ASSETS
Licenses, net	243,750

TOTAL ASSETS	$310,982

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$702
Accrued expenses	20,450
TOTAL CURRENT LIABILITIES	21,152

COMMITMENTS AND CONTINGENCIES

MEMBERS' EQUITY
Members' capital	330,000
Accumulated deficit	(40,170)
TOTAL MEMBERS' EQUITY	289,830

TOTAL LIABILITIES AND MEMBERS' EQUITY	$310,982

FREECOM, LLC
STATEMENT OF OPERATIONS
(audited)

For the period
February 21, 2007
(Inception) through
June 30, 2007

COMMISSION REVENUE, net	$5,533

General and administrative expense	45,701

Operating loss before interest expense	(40,168)

Interest expense	2

NET LOSS	$(40,170)

Weighted Average Units Outstanding	100

Basic and Fully Diluted Net Loss Per Unit	$(401.70)

FREECOM, LLC
STATEMENT OF CHANGES IN MEMBERS' EQUITY
For the Period February 21, 2007 (Inception) Through June 30, 2007
(audited)

		Members' Capital	Accumulated	Members'
	Units	$	Earnings	Equity

BALANCE AT FEBRUARY 21, 2007 (Inception)	-	$-	$-	$-

Initial Capitalization	100	270,000	-	270,000

Contributed Capital	-	60,000	-	60,000

Net Loss	-	-	(40,170)	(40,170)

BALANCE AT June 30, 2007	100	$330,000	$(40,170)	$289,830

FREECOM, LLC

STATEMENT OF CASH FLOW
For the period February 21, 2007 (Inception) through June 30, 2007
(audited)

Cash Flows From Operating Activities:
Net loss	$(40,170)
Adjustments to reconcile net loss to net
cash provided by operating activities:
Depreciation	877
Amortization of intangible assets	6,250
Increase in operating assets and liabilities:
Prepaid expenses	(50,000)
Accounts payable	702
Accrued expenses	20,450
Net cash provided by operating activities	(61,891)

Cash Flow From Investing Activities:
Purchases of property, equipment and improvements	(11,400)
License	(250,000)
Net cash used in investing activities	(261,400)

Cash Flow From Financing Activities:
Members' capital investment	330,000
Net cash provided by investing activities	330,000

NET INCREASE IN CASH AND EQUIVALENTS	6,709

Cash and cash equivalents at beginning of the period	-

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$6,709

SUPPLEMENTARY INFORMATION
Interest paid	$2
Income taxes paid	$-

NONCASH AND FINANCING ACTIVITIES
None

FREECOM, LLC
Notes to Financial Statements
For the Period February 21, 2007 (inception) through June 30, 2007

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Company Background– On February 21, 2007 (“date of inception”), FreeCom, LLC. (“FreeCom”) was organized under the laws of the State of Florida as a limited liability corporation.  FreeCom was established as the exclusive internet based distributor of Global Roaming Inc.’s (“CelTrek”) Global SIM technology and the exclusive operator and owner of the official CelTrek website.  The Global SIM technology offers consumers low cost voice communication on a world wide scale.  FreeCom completed its exclusive internet distributor’s license agreement with Global Roaming, Inc. on April 2, 2007 that was amended on May 22, 2007.

FreeCom commenced commercial operations on April 2, 2007 as a commissioned sales and marketing representative of CelTrek of product and airtime.  CelTrek currently performs all product fulfillment and consumer merchant service functions and accordingly accepts all product performance related liabilities.  FreeCom intends to expand into offering full product distribution and consumer merchant service functions, once it completes its commercialization process.

Basis of presentation– The Company’s financial statements presented herein have been prepared in accordance with accounting principles generally accepted in the United States of America and cover the period from February 21, 2007 (inception) through June 30, 2007.

Going Concern - As shown in the accompanying financial statements, during the period ended June 30, 2007, the Company continued its efforts to procure the strategic alliances and agreements necessary to commercialize its internet based marketing and distribution of the Global SIM technology and consequently recorded revenue of $5,533.  The Company has completed its license of the Global SIM technology at a cost of $250,000, which was funded by the shareholders.  The cost of acquiring additional technology, establishing strategic relationships and developing the appropriate advertising and marketing programs may require the infusion of additional capital from outside investors.  These factors raise substantial uncertainties about the Company’s ability to establish commercially profitable operations and to continue as a going concern.

Management’s plans in regard to this matter are to raise equity capital, seek debt financing and to form strategic relationships and alliances in order to continue the commercialization of its internet based marketing and distribution operations.  Until its online website operations becomes commercially viable, and generate sufficient revenues, the Company must continue to rely upon debt and/or equity infusions in order to provide adequate liquidity to sustain its operations.  There can be no assurance that management’s plans will be successful.

The financial statements have been prepared on a “going concern” basis and accordingly do not include any adjustments that might result from the outcome of this uncertainty.

FREECOM, LLC
Notes to Financial Statements
For the Period February 21, 2007 (inception) through June 30, 2007

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

Revenue Recognition - The Company recognizes revenue in accordance with the provisions of Staff Accounting Bulletin (SAB) No. 104, Revenue Recognition, which states that revenue is realized and earned when all of the following criteria are met: (a) persuasive evidence of the arrangement exists, (b) delivery has occurred or services have been rendered, (c) the seller’s price to the buyer is fixed and determinable and (d) collectibility is reasonably assured.  The Company recognizes revenue upon point of sale. The Company’s accounting policy for revenue recognition will have a substantial impact on its reported results and relies on certain estimates that require difficult, subjective and complex judgments on the part of management.  The Company will recognize commission revenue when substantially all the obligations to provide global cellular access services have been delivered.  All these fees are non-refundable and earned upon delivery of the related service.

Management’s Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Fair Value of Financial Instruments - Cash and cash equivalents, prepaid expenses and other current assets, accounts payable and accrued expenses, as reflected in the financial statements, approximate fair value because of the short-term maturity of these instruments. Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly effect the estimates.

Cash and Cash Equivalents - The Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Fixed Assets– Fixed assets are stated at cost less accumulated depreciation. Depreciation is calculated using the straight-line method. Maintenance and repair costs are expensed as incurred.
Income Tax Liability/Benefit - Deferred income taxes are provided based on the provisions of Statement of Financial Accounting Standard (SFAS) No. 109, "Accounting for Income Taxes" to reflect the tax effect of differences in the recognition of revenues and expenses between financial reporting and income tax purposes based on the enacted tax laws in effect at December 31, 2006.  The Company is organized as a limited liability corporation whereby the income or loss of the corporation was reported on the personal income tax returns of the member.  Therefore, no adjustments for deferred taxes have been recorded in the financial statements.

FREECOM, LLC
Notes to Financial Statements
For the Period February 21, 2007 (inception) through June 30, 2007

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

Product Development Costs - Product and development costs consist of the costs to develop and operate its web based marketing platform and are expensed as incurred.

Advertising and Marketing– The Company follows the policy of charging the costs of advertising to operating expense as advertising takes place.  During the year ending June 30, 2007 advertising expenses totaled approximately $5,300.

Intangible assets   - The Company accounts for intangible assets in accordance with SFAS 142 “Goodwill and Other Intangible Assets”. Generally, intangible assets with indefinite lives, and goodwill, are no longer amortized; they are carried at lower of cost or market and subject to annual impairment evaluation, or interim impairment evaluation if an interim triggering event occurs, using a new fair market value method.  This impairment evaluation entails writing down such assets to fair value whenever events or changes in circumstances indicate that the carrying value may not be recoverable through future undiscounted cash flows.  The amount of the impairment loss would be the excess of the carrying amount of the impaired assets over the fair value of the assets based upon discounted future cash flows. Intangible assets with finite lives are amortized over those lives, with no stipulated maximum, and an impairment test is performed only when a triggering event occurs.   Such assets are amortized on a straight-line basis over the estimated useful life of the asset.

Impairment of Long Lived Assets and Long Lived Assets to be Disposed Of–The Company accounts for the impairment of long-lived assets in accordance with SFAS No. 144, "Accounting for Impairment or Disposal of Long-Lived Assets". Impairment is the condition that exists when the carrying amount of a long-lived asset (asset group) exceeds its fair value. An impairment loss is recognized only if the carrying amount of a long-lived asset (asset group) is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset (asset group) is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset (asset group). That assessment is based on the carrying amount of the asset (asset group) at the date it is tested for recoverability, whether in use or under development. An impairment loss shall be measured as the amount by which the carrying amount of a long-lived asset (asset group) exceeds its fair value.  Impairment losses will be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amount.   At June 30, 2007, the Company believes that there has been no impairment of its long-lived assets.

Research and Development Costs - Research and development costs are expensed as incurred.

FREECOM, LLC
Notes to Financial Statements
For the Period February 21, 2007 (inception) through June 30, 2007

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

Earnings Per Share - The Company reports earnings per share in accordance with SFAS No.128 “Earnings Per Share”.  This statement requires dual presentation of basic and diluted earnings with a reconciliation of the numerator and denominator of the loss per share computations.  Basic earnings per share amounts are based on the weighted average shares of common stock outstanding.  If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share.  Accordingly, this presentation has been adopted for the period presented.

There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

Recent Accounting Pronouncements–

Fair value measurements

In September 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 provides guidance for using fair value to measure assets and liabilities. SFAS 157 addresses the requests from investors for expanded disclosure about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, and does not expand the use of fair value in any new circumstances. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and will be adopted by the Company in the first quarter of fiscal year 2009. The Company is unable at this time to determine the effect that its adoption of SFAS 157 will have on its results of operations and financial condition.

Taxes collected from customer and remitted to governmental authorities

In June 2006, the FASB ratified Emerging Issues Task Force (EITF) Issue No. 06−3 (EITF No. 06-3), “How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That Is, Gross versus Net Presentation).” EITF No. 06−3 applies to any tax assessed by a governmental authority that is directly imposed on a revenue producing transaction between a seller and a customer. EITF No. 06−3 allows companies to present taxes either gross within revenue and expense or net. If taxes subject to this issue are significant, a company is required to disclose its accounting policy for presenting taxes and the amount of such taxes that are recognized on a gross basis. The Company currently presents such taxes net. EITF No. 06−3 is required to be adopted during the first quarter of fiscal year 2008. These taxes are currently not material to the Company’s   financial statements.

FREECOM, LLC
Notes to Financial Statements
For the Period February 21, 2007 (inception) through June 30, 2007

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

Effects of Prior Year Misstatements when Quantifying Misstatements in the Current Year Financial Statements

In September 2006, the Securities and Exchange Commission (SEC) issued SAB No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 provides guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB 108 establishes an approach that requires quantification of financial statement errors based on the effects of each on a company's balance sheet and statement of operations and the related financial statement disclosures.

Early application of the guidance in SAB 108 is encouraged in any report for an interim period of the first fiscal year ending after November 15, 2006, and will be adopted by the Company in the first quarter of fiscal year 2007.The Company does not expect the adoption of SAB 108 to have a material impact on its results of operations and financial condition

Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the Financial Accounting  Standards Board (FASB) issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment of FASB Statement No. 115” (“SFAS No. 159”). SFAS No. 159 allows companies to choose to measure many financial instruments and certain other items at fair value. SFAS No. 159 will become effective for the Company beginning in fiscal 2009. The Company does not expect the adoption of SFAS No. 159 to have a material impact on its results of operations and financial condition.

NOTE B – PREPAID EXPENSES

The Company prepaid advertising expenses in June 2007 of $50,000 for advertising services that are scheduled to commence July 2007.

FREECOM, LLC
Notes to Financial Statements
For the Period February 21, 2007 (inception) through June 30, 2007

NOTE C – FIXED ASSETS

Fixed assets at June 30, 2007 consisted of:

Description	Life	Amount
Property, equipment & improvements	5 years	$11,400
Less accumulated depreciation		(877)
Net fixed assets		$10,523

Depreciation expense for the period from February 21, 2007 through June 30, 2007 was $877.

NOTE D - OTHER ASSETS

Other assets at June 30, 2007 consisted of:

Description	Life	Amount
License	10 years	$250,000
Less accumulated depreciation		(6,250)
Net fixed assets		$243,750

License costs consist of the amount paid to Global Roaming, Inc. (“CelTrek”) for certain distribution rights covering the sale of CelTrek GSM SIM Card (“SIM Card” or “Product”) and prepaid GSM access services (“GSM Service”) which requires the SIM Card.    The Company acquired exclusive distribution rights for the distribution of both SIM Cards and GSM Services through the authorized web site.  The Company also acquired non-exclusive distribution rights to distribute the SIM Card on a world wide basis.  The Company completed this agreement on April 2, 2007.  The term of the license is for 5 years and has automatic renewals.

NOTE E – COMMITMENTS AND CONTINGENCIES

Lease Agreement

The Company leases an office in Miami, Florida. The lease runs until January 31, 2008 at a cost of approximately $975 per month.

FREECOM, LLC
Notes to Financial Statements
For the Period February 21, 2007 (inception) through June 30, 2007

NOTE F – SUBSEQUENT EVENTS

Share exchange agreement

On September 28, 2007, the Company entered into and closed a share exchange agreement with Commoncache, Inc.

Upon completion of the share exchange agreement, Commoncache had an aggregate of 41,182,700 shares of common stock issued and outstanding, and the FreeCom, LLC members acquired 89% of the issued and outstanding capital stock of Commoncache.

The Company agreed to use best efforts to, among other things, (i) change the name of Commoncache to “Global Roaming Distribution, Inc.” , (ii) convert FreeCom from a limited liability company to a corporation and change FreeCom’s name to “Global Roaming Distribution Corporation”, (iii) complete a 4-to-1 forward split of the Commoncache common stock (by way of a mandatory exchange of certificates), and (iv) increase the authorized capital of Commoncache to 300,000,000 shares of common stock and 50,000,000 shares of preferred stock.